UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Dryden Government Income Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2007

Date of reporting period:	2/28/2007

Item 1 – Reports to Stockholders

Dryden Government Income Fund, Inc.

FEBRUARY 28, 2007	ANNUAL REPORT

FUND TYPE

Government securities

OBJECTIVE

High current return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

April 16, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Government Income Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Government Income Fund, Inc.

Dryden Government Income Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Government Income Fund, Inc. is high current return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares). The gross operating expenses are 1.03% for Class A, 1.73% for Class B and Class C, 1.48% for Class R, and 0.73% for Class Z.

Cumulative Total Returns as of 2/28/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	4.03%	20.85%	70.28%	—
Class B	3.25	16.78	59.42	—
Class C	3.62	18.12	61.87	—
Class R	3.78	N/A	N/A	10.04% (5/17/04)
Class Z	4.29	22.22	73.85	—
Lehman Brothers Government Bond Index[2]	4.95	25.23	81.36	**
Lehman Brothers U.S. Aggregate ex-Credit Index[3]	5.38	25.58	N/A	***
Lipper General U.S. Government Funds Avg.[4]	4.00	20.11	67.93	****

Average Annual Total Returns[5] as of 3/31/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	0.47%	3.37%	5.12%	—
Class B	–0.46	3.44	4.94	—
Class C	3.79	3.83	5.09	—
Class R	4.96	N/A	N/A	3.37% (5/17/04)
Class Z	5.59	4.59	5.85	—
Lehman Brothers Government Bond Index[2]	5.93	5.07	6.25	**
Lehman Brothers U.S. Aggregate ex-Credit Index[3]	6.44	5.03	N/A	***
Lipper General U.S. Government Funds Avg[4]	5.25	4.12	5.43	****

Distributions and Yields as of 2/28/07
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.40	3.57%
Class B	$0.33	2.99
Class C	$0.35	3.24
Class R	$0.37	3.54
Class Z	$0.42	4.01

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1 Inception date returns are provided for any share class with less than 10 calendar years of returns.

2 The Lehman Brothers Government Bond Index is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how U.S. government bonds have performed.

3 The Lehman Brothers U.S. Aggregate ex-Credit Index represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

4 The Lipper General U.S. Government Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General U.S. Government Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. government and agency issues.

5 The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Government Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**Lehman Brothers Government Bond Index Closest Month-End to Inception cumulative total return as of 2/28/07 is 12.06% for Class R. Lehman Brothers Government Bond Index Closest Month-End to Inception average annual total return as of 3/31/07 is 4.11% for Class R.

***Lehman Brothers U.S. Aggregate ex-Credit Index Closest Month-End to Inception cumulative total return as of 2/28/07 is 13.26% for Class R. Lehman U.S. Aggregate ex-Credit Index Closest Month-End to Inception average annual total return as of 3/31/07 is 4.55% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total return as of 2/28/07 is 10.63% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/07 is 3.58% for Class R.

Dryden Government Income Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 2/28/07
Federal National Mortgage Association, 5.50%, 8/1/15-11/1/35	11.3%
United States Treasury Notes, 4.625%, 2/29/12-2/15/17	6.6
Federal National Mortgage Association, 5.30%, 2/22/11	5.4
Federal Home Loan Mortgage Corp., 5.00%, 6/1/33-5/1/34	4.0
Federal National Mortgage Association, 6.00%, TBA 30 YR	3.8

Holdings reflect only long-term investments and are subject to change.

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Investment Subadviser’s Report

Prudential Investment Management, Inc.

Federal Reserve pause from rate hikes aided U.S. bonds

Conditions in the U.S. investment-grade bond market began to improve during the Fund’s fiscal year that began March 1, 2006, because the Federal Reserve (the Fed) halted its latest campaign to increase short-term interest rates as the economy cooled. In the so-called “Goldilocks” economy—not too hot and not too cold with moderating inflationary pressures—volatility in the bond market remained low, allowing investment-grade bond prices to fluctuate in a relatively narrow range for much of the reporting period. As a result, the Lehman Brothers Government Bond Index (the benchmark index) posted a modest 4.95% return for the 12-month reporting period ended February 28, 2007. The Lehman Brothers U.S. Aggregate ex-Credit Index (the style-appropriate benchmark index) returned 5.38%.

The Fund benefited from our asset allocation strategy that emphasized high-quality residential mortgage-backed securities, commercial mortgage-backed securities, and federal agency securities over U.S. Treasury securities. However, the Fund underperformed both indexes due to our interest-rate strategy. Compared to the Lipper General U.S. Government Funds Average, the Fund’s Class A and Class Z shares outperformed, while its Class B, Class C, and Class R shares underperformed.

Yield curve strategy detracted from Fund in second quarter

When the reporting period began, the Fed had already increased short-term rates 14 times to gradually slow economic growth enough to tame inflation, which could undermine the economic expansion if left unchecked. Nevertheless, the economy grew rapidly in the first quarter of 2006, and inflationary pressures mounted in the second quarter as oil prices surged amid worsening tensions in the Middle East. The Fed therefore continued to raise its target for the federal funds rate on overnight loans between banks by a quarter of a percentage point in March, May, and June, lifting it from 4.50% to 5.25%.

Market participants, anticipating the rise in short-term rates, pushed investment-grade bond yields higher over the first four months of the reporting period, causing bond prices to decline as they move in the opposite direction of bond yields. Shorter-term bond yields rose the most in the second quarter of 2006 because they are more sensitive to changes in the federal funds rate. This caused a pronounced flattening in the slope of the yield curve, which depicts yields on U.S. Treasurys from the shortest to the longest maturities. The Fund was hurt by its emphasis on the shorter end of the yield curve, which was hit hardest by the sell-off.

Dryden Government Income Fund, Inc.	5

Investment Subadviser’s Report (continued)

Fund rate sensitivity too short at key bond market juncture

Tighter monetary policy finally began to weaken the economy in the second quarter of 2006, particularly the interest-rate sensitive housing sector. Economic growth continued to slow during the third quarter of 2006 and oil prices peaked and began to decline. Policymakers held short-term rates steady when they met in August and September, resulting in a decline in investment-grade bond yields, which pushed bond prices higher. The Fund, however, did not benefit fully from the market rally because its duration (a measure of sensitivity to changes in the level of interest rates) was shorter than that of the style-appropriate benchmark index.

In October and November of 2006, investment-grade bond prices continued to edge higher, reflecting a widely held belief that the Fed would cut short-term rates as early as the first quarter of 2007 to reinvigorate the lackluster economy. Then surprisingly upbeat consumer, business, and housing data released in late December diminished rate-cut hopes, which drove investment-grade bond yields higher and their prices lower. The sell-off carried over into January 2007.

Flight-to-quality lifts U.S. Treasurys in late February 2007

The investment-grade bond market again reversed course as prices turned higher in February. The biggest move came near the end of the month as investors, rattled by a sharp downturn in the Shanghai stock market and rising delinquencies on subprime mortgages in the United States, flocked to U.S. Treasurys. The subprime home loans, made to the least credit worthy borrowers, are also packaged into mortgage-backed securities that are sold to investors with an appetite for riskier assets. In the flight-to-quality that occurred in late February 2007, investment-grade bond yield spreads (their excess yield over U.S. Treasurys) increased as investors demanded greater compensation for holding debt securities that carry greater credit risk than U.S. Treasurys.

Aided by favorable selection in mortgage-backed securities

Even though high quality residential mortgage-backed securities suffered during the flight-to-quality, the asset class still outperformed U.S. Treasurys for the fiscal year ended February 28, 2007. The low-volatility market environment that lasted for much of the reporting period was supportive of residential mortgage-backed securities. Under this scenario, investors worry less about prepayment risk, which is the chance that the underlying mortgages can be refinanced and cause the securities to be retired ahead of schedule. Residential mortgage-backed securities comprised the Fund’s largest sector allocation, particularly those backed by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corp. (Freddie Mac), and the Government National Mortgage Association (Ginnie Mae).

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The only exposure the Fund had to the subprime mortgage market was through its investment in the Dryden Core Investment Fund—Short-Term Bond Series. This investment vehicle consists of a well-diversified portfolio of higher-quality, short-term debt securities that included commercial paper of major financial companies with exposure to the subprime mortgage market.

Commercial mortgage-backed exposure another positive

The Fund also benefited from its exposure to commercial mortgage-backed securities, which also outperformed U.S. Treasurys for the fiscal year. Sound economic conditions in the United States, strong commercial property values, and the continued search for bonds with relatively attractive yields supported the market for commercial mortgage-backed securities.

Dryden Government Income Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2006, at the beginning of the period, and held through the six-month period ended February 28, 2007.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Government Income Fund, Inc.		Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,029.20	0.97%	$4.88
	Hypothetical	$1,000.00	$1,019.98	0.97%	$4.86

Class B	Actual	$1,000.00	$1,025.30	1.72%	$8.64
	Hypothetical	$1,000.00	$1,016.27	1.72%	$8.60

Class C	Actual	$1,000.00	$1,027.70	1.47%	$7.39
	Hypothetical	$1,000.00	$1,017.50	1.47%	$7.35

Class R	Actual	$1,000.00	$1,028.00	1.22%	$6.13
	Hypothetical	$1,000.00	$1,018.74	1.22%	$6.11

Class Z	Actual	$1,000.00	$1,030.50	0.72%	$3.62
	Hypothetical	$1,000.00	$1,021.22	0.72%	$3.61

* Fund Expenses (net of fee waivers or subsides, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2007, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2007 (to reflect the six-month period).

Dryden Government Income Fund, Inc.	9

Portfolio of Investments

as of February 28, 2007

Principal Amount (000)		Description	Value (Note1)

LONG-TERM INVESTMENTS 97.3%

Collateralized Mortgage Obligations 7.2%
		Federal Home Loan Mortgage Corp.,
$9,000		Ser. 2496, Class PM, 5.50%, 9/15/17	$9,007,526
7,000		Ser. 2501, Class MC, 5.50%, 9/15/17	7,076,096
6,650		Ser. 2513, Class HC, 5.00%, 10/15/17	6,524,540
5,500		Ser. 2518, Class PV, 5.50%, 6/15/19	5,495,120
		Federal National Mortgage Association,
315		Ser. 1993-29, Class PH, 6.50%, 1/25/23	314,063
11,050		Ser. 2002-18, Class PC, 5.50%, 4/25/17	11,181,908
7,182		Ser. 2002-57, Class ND, 5.50%, 9/25/17	7,242,606
18,000		Ser. 2002-94, Class HQ, 4.50%, 1/25/18	17,222,620
		Structured Adjustable Rate Mortgage Loan Trust,
1,892		Ser. 2004-1, Class 4A3, 4.17%, 2/25/34	1,884,926

		Total collateralized mortgage obligations	65,949,405

Commercial Mortgage Backed Securities 6.5%
		Bear Stearns Commercial Mortgage Securities, Inc.,
340	(c)	Ser. 2000-WF1, Class A1, 7.64%, 2/15/32	346,242
10,800		Ser. 2004-T16, Class A5, 4.60%, 2/13/46	10,469,407
		First Union National Bank Commercial Mortgage Trust,
890		Ser. 2000-C1, Class A1, 7.739%, 5/17/32	898,325
		Greenwich Capital Commercial Funding Corp.,
7,900		Ser. 2007-GG9, Class A4 5.444%, 1/10/17	7,939,453
		GS Mortgage Securities Corp. II,
18,200		Ser. 2003-C1, Class A3, 4.608%, 1/10/40	17,705,089

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	11

Portfolio of Investments

as of February 28, 2007 Cont’d.

Principal Amount (000)		Description	Value (Note1)

$4,300		Ser. 2006-GG8, Class A4, 5.56%, 11/10/39	$4,384,992
		Merrill Lynch Mortgage Trust,
5,000		Ser. 2006-C1, Class ASB 5.66%, 5/12/39	5,144,525
		Morgan Stanley Capital I,
3,625		Ser. 2005-T19, Class AAB, 4.852%, 6/12/47	3,572,544
7,200		Ser. 2006-IQ11, Class A4, 5.775%, 10/15/42	7,458,201
		Morgan Stanley Dean Witter Capital I,
1,357		Ser. 2001-TOP1, Class A2, 6.32%, 2/15/33	1,360,508

		Total commercial mortgage backed securities	59,279,286

Mortgage Backed Securities 52.5%
		Federal Home Loan Mortgage Corp.,
4,999		3.533%, 5/1/34	4,842,100
12,281		3.781%, 6/1/34	11,978,119
37,246		5.00%, 6/1/33 - 5/1/34	36,224,009
23,500	(g)	5.00%, TBA 30YR	22,802,332
2,954		6.00%, 8/1/32 - 9/1/34	2,989,737
1,975		6.50%, 8/1/10 - 9/1/32	2,022,917
2,076		7.00%, 8/1/11 - 9/1/32	2,099,786
45	(a)	7.50%, 6/1/24	47
240		8.00%, 3/1/22 - 5/1/23	253,387
204		8.50%, 12/1/10 - 9/1/19	216,493
255		9.00%, 1/1/20	268,956
178		11.50%, 10/1/19	195,046
		Federal National Mortgage Association,
3,292		3.49%, 6/1/34 FRN	3,205,919
29,893		3.498%, 5/1/34 FRN	29,115,720
2,239		3.812%, 4/1/34 FRN	2,197,950
4,803		3.982%, 9/1/33 FRN	4,701,411
5,903		4.249%, 4/1/34 FRN	5,837,804
5,877		4.45%, 6/1/34 FRN	5,818,585
13,500	(g)	4.50%, TBA 15 YR	13,082,337
7,802		4.876%, 10/1/34 FRN	7,718,065
12,438		4.979%, 6/1/36 FRN	12,371,363
22,194		5.00%, 7/1/18 - 3/1/34	21,875,638
20,000		5.00%, TBA 30 YR	19,412,500
103,689		5.50%, 8/1/15 - 11/1/35	103,022,944

See Notes to Financial Statements.

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Principal Amount (000)			Description	Value (Note1)

	$8,000		5.50%, TBA 30 YR	$7,935,000
	18,422		6.00%, 11/1/14 - 1/1/36	18,607,598
	7,500	(g)	6.00%, TBA 15 YR	7,614,840
	34,500	(g)	6.00%, TBA 30 YR	34,794,230
	4,570		6.276%, 3/1/11	4,746,651
	15,594		6.50%, 4/1/09 - 10/1/32	15,999,285
	17,000	(g)	6.50%, TBA 30 YR	17,324,054
	13,047		7.00%, 4/1/11 - 2/1/36	13,467,836
	8,000	(g)	7.00%, TBA 30 YR	8,220,000
	2,449		7.50%, 4/1/07 - 10/1/26	2,483,603
	26		8.50%, 6/1/17 - 3/1/25	27,199
	234		9.00%, 4/1/25	254,496
	55		9.50%, 1/1/25 - 2/1/25	60,296
			Government National Mortgage Association,
	13,372		5.00%, 7/15/33 - 4/15/34	13,091,654
	5,000	(g)	5.00%, TBA 30 YR	4,887,500
	6,000	(g)	5.50%, TBA 30 YR	5,990,628
	9,450		7.00%, 2/15/09 - 2/15/29	9,844,872
	1,378		7.50%, 7/15/07 - 7/15/24	1,430,140
	999		8.50%, 4/15/25	1,078,222
	678		9.50%, 10/15/09 - 8/20/21	735,854

			Total mortgage backed securities	480,847,123

	Small Business Administration Agency 3.0%
			Small Business Administration Participation Certificates,
	2,031		Ser. 1995-20B, 8.15%, 2/1/15	2,144,317
	5,721		Ser. 1995-20L, 6.45%, 12/1/15	5,879,735
	7,073		Ser. 1996-20H, 7.25%, 8/1/16	7,375,500
	4,781		Ser. 1996-20K, 6.95%, 11/1/16	4,956,237
	2,105		Ser. 1997-20A, 7.15%, 1/1/17	2,191,082
	5,135		Ser. 1998-20I, 6.00%, 9/1/18	5,254,531

			Total small business administration agency	27,801,402

	Sovereign Bonds 2.2%
			Australian Government, Ser. 415,
AUD	2,825		6.25%, 4/15/15	2,299,141

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	13

Portfolio of Investments

as of February 28, 2007 Cont’d.

Principal Amount (000)			Description	Value (Note1)

			Deutsche Bundersrepublik,
EUR	4,475		Ser. 06, 4.00%, 7/4/16	$5,943,176
			Japan Government,
JPY	267,700		Ser. 10, 1.10%, 3/20/33	1,748,144
	135,300		Ser. 90, 2.20%, 9/20/26	1,170,186
			Norwegian Government,
NOK	31,925		5.00%, 5/15/15	5,374,238
			Sweden Government,
SEK	23,025		Ser. 1041, 6.75%, 5/5/14	3,890,311

			Total sovereign bonds	20,425,196

	U.S. Government Agency Securities 15.3%
			Federal Home Loan Mortgage Corp.,
	$1,180		4.75%, 1/18/11	1,177,738
	3,110		5.35%, 11/14/11	3,114,068
			Federal National Mortgage Association,
	32,415		4.875%, 4/10/08	32,372,958
	21,960		5.00%, 2/16/12	22,122,964
	49,870		5.30%, 2/22/11	49,713,108
			Financing Corp. Fico,
	10,000		Zero Coupon, 5/11/18	5,753,500
			Tennessee Valley Authority,
	23,590		Ser. B, 4.375%, 6/15/15	22,735,310
	3,115		5.88%, 4/1/36	3,450,168

			Total U.S. government agency securities	140,439,814

	U.S. Government Treasury Obligations 10.6%
			United States Treasury Bonds,
	672	(b)	4.50%, 2/15/36	651,735
	9,600		8.125%, 5/15/21	12,922,503
			United States Treasury Notes,
	60,380		4.625%, 2/29/12 - 2/15/17	60,702,100
	20		4.875%, 4/30/08	20,007
			United States Treasury Strip,
	36,870		Zero Coupon, 2/15/12 - 5/15/21	22,279,980

			Total U.S. government treasury obligations	96,576,325

			Total long-term investments (cost $892,610,352)	891,318,551

See Notes to Financial Statements.

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Shares		Description	Value (Note1)

SHORT-TERM INVESTMENTS 23.6%

Affiliated Mutual Funds
10,794,877		Dryden Core Investment Fund-Dryden Short-Term Bond Series (cost $108,019,190) (Note 3)(e)	$108,056,716
107,544,370		Dryden Core Investment Fund-Taxable Money Market Series (cost $107,544,370; includes $666,732 of cash collateral received for securities on loan) (Note 3)(d)(e)	107,544,370

		Total short-term investments (cost $215,563,560)	215,601,086

Contracts

OUTSTANDING OPTIONS PURCHASED

Options
168		U.S. Long Bond, expiring 5/25/07 @ $110 (cost $299,383)	63,000

		Total Investments, Before Outstanding Investments Sold Short And Options Written 120.9% (cost $1,108,473,295; Note 5)	1,106,982,637

Principal Amount (000)

INVESTMENTS SOLD SHORT (1.6)%

Mortgage Backed Securities
		Federal National Mortgage Association,
$14,500	(g)	5.50%, TBA (proceeds $14,389,551)	(14,382,188)

Contracts

OUTSTANDING OPTIONS WRITTEN

Options
168		U.S. Long Bond, expiring 5/25/07 @ $108 (premiums received $145,148)	(18,375)

		Total Investments, Net of Outstanding Options Written and Investments Sold Short 119.3% (cost $1,093,938,596)	1,092,582,074
		Other liabilities in excess of other assets(f) (19.3%)	(177,009,342)

		Net Assets 100.0%	$915,572,732

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	15

Portfolio of Investments

as of February 28, 2007 Cont’d.

AUD—Australian Dollar

EUR—Euro

FRN—Floating Rate Note

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

(a)	Represents actual principal amount (not rounded to nearest thousand).
(b)	All or portion of securities on loan with an aggregate market value of $651,735; cash collateral of $666,732 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	All or partial principal amount pledged as collateral for financial future contracts.
(d)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund–Taxable Money Market Series and Short-Term Bond Series.
(f)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, forward currency contracts and interest rate swap agreements as follows:
(g)	All or partial principal amount of $70,500,000 represents to-be-announced (“TBA”) security acquired under mortgage dollar roll agreement.

Open futures contracts outstanding at February 28, 2007:

Number of Contracts	Type	Expiration Date	Value at February 28, 2007	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
144	30 Yr. U.S. Long Bond	Mar. 2007	$16,272,000	$15,926,458	$345,542
273	30 Yr. U.S. Long Bond	June 2007	30,831,937	30,574,958	256,979

	Sovereign Bonds:
38	10 Yr. Australian Bond	Mar. 2007	2,823,503	2,819,744	3,759
125	10 Yr. Euro Bund	Mar. 2007	19,223,262	19,023,676	199,586
13	10 Yr. U.K. Gilt	June 2007	2,790,329	2,780,541	9,788

	Short Positions:
302	2 Yr. U.S. T-Notes	Mar. 2007	61,773,156	61,870,972	97,816
193	5 Yr. U.S. T-Notes	June 2007	20,448,953	20,386,651	(62,302)
878	10 Yr. U.S. T-Notes	June 2007	95,345,312	94,583,733	(761,579)

					$89,589

Forward foreign currency contracts outstanding at February 28, 2007:

Purchase Contracts	Value Payable at Settlement Date	Value at February 28, 2007	Unrealized Appreciation (Depreciation)
Pound Sterling, expiring 3/26/07	$635,031	$639,548	$4,517
New Zealand Dollar, expiring 3/22/07	438,473	439,724	1,251

	$1,073,504	$1,079,272	$5,768

See Notes to Financial Statements.

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Sales Contracts	Value Receivable at Settlement Date	Value at February 28, 2007	Unrealized Appreciation (Depreciation)
Australian Dollar, expiring 3/22/07	$1,867,802	$1,872,461	$(4,659)
Euros, expiring 3/26/07	5,602,429	5,656,573	(54,144)
Japanese Yen, expiring 3/26/07	2,698,022	2,766,485	(68,463)
Norwegian Krone, expiring 3/23/07	5,577,313	5,576,406	907
Swedish Krona, expiring 3/23/07	4,012,403	4,064,280	(51,877)

	$19,757,969	$19,936,205	$(178,236)

Interest rate swap agreement outstanding at February 28, 2007:

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.	12/22/16	$3,855	6.8075%	3 month NZD-BBR-FRA	$9,705
Merrill Lynch Capital Services, Inc.	2/1/17	15,300	5.4095	3 month LIBOR	349,714
Morgan Stanley Capital Services, Inc.	2/5/17	3,855	6.995	3 month NZD-BBR-FRA	24,797
Citibank NA	2/27/17	3,855	6.955	3 month NZD-BBR-FRA	12,785
Merrill Lynch Capital Services, Inc.	2/28/17	18,500	5.1685	3 month LIBOR	80,022
Morgan Stanley Capital Services, Inc.	3/2/17	3,855	6.86	3 month NZD-BBR-FRA	—
Merrill Lynch Capital Services, Inc.	3/2/37	6,145	5.2499	3 month LIBOR	—

					$477,023

LIBOR—London Interbank Offered Rate

NZD—BBR—FRA—New Zealand Dollar—Bank Bill Rate—Forward Rate Agreement

(a)	The Fund pays the floating rate and receives the fixed rate.

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2007 were as follows:

Mortgage Backed Securities	50.9%
Affiliated Mutual Funds (including 0.1% of collateral received for securities on loan)	23.6
U.S. Government Agency Securities	15.3
U.S. Government Treasury Obligations	10.6
Collateralized Mortgage Obligations	7.2
Commercial Mortgage Backed Securities	6.5
Small Business Administration Agency	3.0
Sovereign Bonds	2.2

119.3
Other liabilities in excess of other assets	(19.3)

100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	17

Statement of Assets and Liabilities

as of February 28, 2007

Assets
Investments at value, including securities on loan of $652,905:
Unaffiliated investments (cost $892,909,735)	$891,381,551
Affiliated investments (cost $215,563,560)	215,601,086
Cash	89,172
Foreign currency, at value (cost $18)	18
Receivable for investments sold	519,007,377
Dividends and interest receivable	4,771,051
Receivable for Fund shares sold	522,399
Unrealized appreciation on swaps	477,023
Due from broker—variation margin	90,141
Prepaid expenses	25,387
Unrealized appreciation on forward currency contracts	6,675
Receivable for securities lending, net	2,454

Total assets	1,631,974,334

Liabilities
Payable for investments purchased	697,773,431
Securities sold short, at value (proceeds $14,389,551)	14,382,188
Payable for Fund shares reacquired	1,679,337
Payable to broker for collateral for securities on loan	666,732
Accrued expenses	526,945
Dividends payable	359,708
Management fee payable	349,685
Transfer agent fee payable	208,302
Distribution fee payable	195,701
Unrealized depreciation on forward currency contracts	179,143
Deferred trustees’ fees	62,055
Outstanding option written (premium received $145,148)	18,375

Total liabilities	716,401,602

Net Assets	$915,572,732

Net assets were comprised of:
Common stock, at par	$1,036,796
Paid-in-capital in excess of par	991,659,370

992,696,166
Distribution in excess of net investment income	(549,796)
Accumulated net realized loss on investments and foreign currency transactions	(75,618,013)
Net unrealized depreciation on investments and foreign currencies	(955,625)

Net assets, February 28, 2007	$915,572,732

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($733,190,231 ÷ 83,018,409 shares of common stock issued and outstanding)	$8.83
Maximum sales charge (4.50% of offering price)	.42

Maximum offering price to public	$9.25

Class B
Net asset value, offering price and redemption price per share ($64,920,148 ÷ 7,339,854 shares of common stock issued and outstanding)	$8.84

Class C
Net asset value, offering price and redemption price per share ($9,760,417 ÷ 1,103,091 shares of common stock issued and outstanding)	$8.85

Class R
Net asset value, offering price and redemption price per share ($729,806 ÷ 82,524 shares of common stock issued and outstanding)	$8.84

Class Z
Net asset value, offering price and redemption price per share ($106,972,130 ÷ 12,135,700 shares of common stock issued and outstanding)	$8.81

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	19

Statement of Operations

Year Ended February 28, 2007

Net Investment Income
Income
Unaffiliated interest income (net of foreign withholding taxes of $37,013)	$41,306,066
Affiliated dividend income	7,412,112
Affiliated income from securities loaned, net	116,122

Total income	48,834,300

Expenses
Management fee	4,674,138
Distribution fee—Class A	1,863,941
Distribution fee—Class B	738,183
Distribution fee—Class C	79,511
Distribution fee—Class R	1,126
Transfer agent’s fees and expenses (including affiliated expense of $1,216,100)(Note 3)	1,621,000
Custodian’s fees and expenses	217,000
Reports to shareholders	145,000
Legal fees and expenses	35,000
Directors’ fees	35,000
Insurance	29,000
Audit fee	28,000
Registration fees	20,000
Loan interest expense (Note 7)	120
Miscellaneous	13,629

Total expenses	9,500,648

Net investment income	39,333,652

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(8,598,791)
Foreign currency transactions	(753,220)
Financial futures transactions	(1,884,853)
Written option transactions	60,119
Short sales	(391,719)
Swaps	251,286

(11,317,178)

Net change in unrealized appreciation /depreciation on:
Investments	7,898,545
Foreign currencies	(146,677)
Financial futures contracts	82,126
Written options	70,929
Short sales	7,363
Swaps	417,390

8,329,676

Net loss on investments and foreign currency transactions	(2,987,502)

Net Increase In Net Assets Resulting From Operations	$36,346,150

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$39,333,652	$38,070,446
Net realized loss on investments and foreign currency transactions	(11,317,178)	(406,990)
Net change in unrealized appreciation /depreciation on investments and foreign currencies	8,329,676	(15,077,132)

Net increase in net assets resulting from operations	36,346,150	22,586,324

Dividends from net investment income (Note 1)
Class A	(33,841,193)	(33,339,642)
Class B	(2,797,382)	(3,534,731)
Class C	(427,319)	(471,565)
Class R	(9,559)	(98)
Class Z	(5,015,257)	(4,049,964)

	(42,090,710)	(41,396,000)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	166,956,928	145,640,720
Net asset value of shares issued in reinvestment of dividends	33,544,875	31,954,020
Cost of shares reacquired	(267,603,742)	(230,442,462)

Net decrease in net assets from Fund share transactions	(67,101,939)	(52,847,722)

Total decrease	(72,846,499)	(71,657,398)

Net Assets
Beginning of year	988,419,231	1,060,076,629

End of year	$915,572,732	$988,419,231

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	21

Notes to Financial Statements

Dryden Government Income Fund, Inc., (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund’s investment objective is to seek high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker.

U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on securities and indices traded on an exchange are valued on their last sales price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange.

Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair

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valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 28, 2007, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price.

Certain fixed income securities for which daily market daily quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Directors. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

Dryden Government Income Fund, Inc.	23

Notes to Financial Statements

Cont’d

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

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The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation and/or depreciation on forward foreign currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on option written.

Dryden Government Income Fund, Inc.	25

Notes to Financial Statements

Cont’d

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate swap agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

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Financial future contracts, swaps and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or loss from investment on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or loss are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Dryden Government Income Fund, Inc.	27

Notes to Financial Statements

Cont’d

Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, and are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst distributions in excess of net income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .50 of 1% of the Fund’s average daily net assets up to and including $1 billion, .45 of 1% of the Fund’s average daily net assets of the next $1 billion, .35 of 1% of the Fund’s average daily net assets of the next $1 billion, and .30 of 1% of the average daily net assets of the Fund in excess of $3 billion. The effective management fee rate was .50 of 1% for the year ended February 28, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing

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and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended February 28, 2007, PIMS contractually agreed to limit such fees to ..25 of 1%, .75 of 1% and .50 of 1% of the average daily net assets of the Class A, Class C and Class R shares, respectively.

PIMS has advised the Fund that it has received approximately $155,300 in front-end sales charges resulting from sales of Class A share, during the year ended February 28, 2007. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2007, it received approximately $169,800 and $800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2007, the Fund incurred approximately $193,700 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended February 28, 2007, PIM has been compensated approximately $49,800 for these services.

Dryden Government Income Fund, Inc.	29

Notes to Financial Statements

Cont’d

The Fund invests in the Taxable Money Market Series and the Short-Term Bond Series, separate portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. Taxable Money Market Series and the Short-Term Bond Series are mutual funds registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2007, aggregated $7,677,046,714 and $7,731,518,242, respectively.

Transactions in options written during the year ended February 28, 2007, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at February 28, 2006	114	$60,119
Options written	168	145,148
Options expired	(114)	(60,119)

Options outstanding at February 28, 2007	168	$145,148

The average balance of dollar rolls outstanding during the year ended February 28, 2007 was approximately $121,500,000. The amount of dollar rolls outstanding at February 28, 2007 was $69,720,537 (principal $70,500,000), which was 7.6% of total net assets.

Note 5. Distribution and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distribution in excess of net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, distribution in excess of net investment income and accumulated net realized loss on investments and

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foreign currency transactions. For the year ended February 28, 2007, the adjustments were to decrease distributions in excess of net investment income by $2,207,262, increase accumulated net realized loss on investments and foreign currency transactions by $481,347 and decrease paid-in-capital in excess of par by $1,725,915, due to differences in the treatment of premium amortization, paydown gains, swaps and the expiration of some of the Fund’s capital loss carryforward. Net investment income, net realized loss and net assets were not affected by this change.

For the years ended February 28, 2007 and February 28, 2006, the tax character of distributions paid by the Fund of $42,090,710 and $41,396,000, respectively, were from ordinary income.

As of February 28, 2007, the accumulated undistributed earnings on a tax basis was $30,749 from ordinary income. This amount includes a dividends payable of $359,708 as of February 28, 2007.

As of February 28, 2007, the Fund had a capital loss carryforward for tax purposes of approximately $73,420,000 of which $20,444,000 expires in 2008, $21,641,000 expires in 2009, $14,960,000 expires in 2013, $1,845,000 expires in 2014 and $14,530,000 expires in 2015. Approximately $1,537,000 of the Fund’s capital loss carryforward expired unused in the fiscal year ended February 28, 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected to treat post- October currency losses of approximately $283,000 and capital losses of approximately $1,851,000 as having been incurred in the following fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$1,108,816,645	$4,783,301	$(6,617,309)	$(1,834,008)	$656,259	$(1,177,749)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primarily attributable to appreciation on short sales, written options, swaps, mark to market of foreign currency receivables and payables, foreign currency contracts and other book to tax differences.

Dryden Government Income Fund, Inc.	31

Notes to Financial Statements

Cont’d

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50% and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares purchased are subject to a CDSC of 1% for 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.01 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500,000,000 authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2007:
Shares sold	12,237,291	$107,053,974
Shares issued in reinvestment of dividends	2,984,127	26,080,781
Shares reacquired	(22,106,842)	(193,418,570)

Net increase (decrease) in shares outstanding before conversion	(6,885,424)	(60,283,815)
Shares issued upon conversion from Class B	997,398	8,741,433

Net increase (decrease) in shares outstanding	(5,888,026)	$(51,542,382)

Year ended February 28, 2006:
Shares sold	12,423,526	$111,530,616
Shares issued in reinvestment of dividends	2,767,256	24,850,656
Shares reacquired	(19,442,744)	(174,569,289)

Net increase (decrease) in shares outstanding before conversion	(4,251,962)	(38,188,017)
Shares issued upon conversion from Class B	1,302,397	11,725,701

Net increase (decrease) in shares outstanding	(2,949,565)	$(26,462,316)

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Class B	Shares	Amount
Year ended February 28, 2007:
Shares sold	466,552	$4,088,154
Shares issued in reinvestment of dividends	254,729	2,229,854
Shares reacquired	(2,461,178)	(21,537,160)

Net increase (decrease) in shares outstanding before conversion	(1,739,897)	(15,219,152)
Shares reacquired upon conversion into Class A	(995,127)	(8,741,433)

Net increase (decrease) in shares outstanding	(2,735,024)	$(23,960,585)

Year ended February 28, 2006:
Shares sold	538,072	$4,842,226
Shares issued in reinvestment of dividends	309,653	2,787,168
Shares reacquired	(3,071,187)	(27,619,824)

Net increase (decrease) in shares outstanding before conversion	(2,223,462)	(19,990,430)
Shares reacquired upon conversion into Class A	(1,300,185)	(11,725,701)

Net increase (decrease) in shares outstanding	(3,523,647)	$(31,716,131)

Class C
Year ended February 28, 2007:
Shares sold	177,118	$1,552,831
Shares issued in reinvestment of dividends	31,430	275,256
Shares reacquired	(409,602)	(3,593,769)

Net increase (decrease) in shares outstanding	(201,054)	$(1,765,682)

Year ended February 28, 2006:
Shares sold	180,245	$1,621,019
Shares issued in reinvestment of dividends	34,630	311,640
Shares reacquired	(530,811)	(4,773,470)

Net increase (decrease) in shares outstanding	(315,936)	$(2,840,811)

Class R
Year ended February 28, 2007:
Shares sold	94,922	$838,839
Shares issued in reinvestment of dividends	15	130
Shares reacquired	(12,704)	(112,213)

Net increase (decrease) in shares outstanding	82,233	$726,756

Year ended February 28, 2006:
Shares sold	—	$—
Shares issued in reinvestment of dividends	11	98
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	11	$98

Dryden Government Income Fund, Inc.	33

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended February 28, 2007:
Shares sold	6,107,502	$53,423,130
Shares issued in reinvestment of dividends	568,336	4,958,854
Shares reacquired	(5,610,753)	(48,942,030)

Net increase (decrease) in shares outstanding	1,065,085	$9,439,954

Year ended February 28, 2006:
Shares sold	3,087,138	$27,646,859
Shares issued in reinvestment of dividends	446,914	4,004,458
Shares reacquired	(2,615,639)	(23,479,879)

Net increase (decrease) in shares outstanding	918,413	$8,171,438

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

During the year ended February 28, 2007, the Fund borrowed $758,000 pursuant to the SCA for one day at an interest rate of 5.725%

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax

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returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden Government Income Fund, Inc.	35

Financial Highlights

Class A
Year Ended February 28, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.88

Income from investment operations:
Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	(.02)

Total from investment operations	.35

Less Distributions:
Dividends from net investment income	(.40)

Net asset value, end of year	$8.83

Total Return(a):	4.03%
Ratios/Supplemental Data:
Net assets, end of year (000)	$733,190
Average net assets (000)	$745,577
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.98%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income	4.24%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	837%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended February 28/29,
2006	2005	2004	2003

$9.04	$9.30	$9.47	$9.09

.34	.34	.38	.46
(.13)	(.22)	(.17)	.38

.21	.12	.21	.84

(.37)	(.38)	(.38)	(.46)

$8.88	$9.04	$9.30	$9.47

2.33%	1.29%	2.34%	9.51%

$789,162	$830,603	$909,360	$1,046,220
$811,520	$854,446	$973,773	$990,018

.97%	.95%	.98%	.94%
.72%	.70%	.73%	.69%
3.78%	4.09%	3.95%	4.73%

597%	611%	646%	479%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	37

Financial Highlights

Cont’d

Class B
Year Ended February 28, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.89

Income from investment operations:
Net investment income	.30
Net realized and unrealized gain (loss) on investment transactions	(.02)

Total from investment operations	.28

Less Distributions:
Dividends from net investment income	(.33)

Net asset value, end of year	$8.84

Total Return(a):	3.25%
Ratios/Supplemental Data:
Net assets, end of year (000)	$64,920
Average net assets (000)	$73,818
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.73%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income	3.50%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended February 28/29,
2006	2005	2004	2003

$9.06	$9.31	$9.49	$9.09

.27	.27	.32	.41
(.14)	(.21)	(.18)	.40

.13	.06	.14	.81

(.30)	(.31)	(.32)	(.41)

$8.89	$9.06	$9.31	$9.49

1.46%	.65%	1.50%	9.11%

$89,585	$123,178	$163,800	$218,806
$105,681	$138,570	$192,823	$183,620

1.72%	1.70%	1.70%	1.52%
.72%	.70%	.73%	.69%
3.02%	3.34%	3.25%	4.12%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	39

Financial Highlights

Cont’d

Class C
Year Ended February 28, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.89

Income from investment operations:
Net investment income	.32
Net realized and unrealized gain (loss) on investment transactions	(.01)

Total from investment operations	.31

Less Distributions:
Dividends from net investment income	(.35)

Net asset value, end of year	$8.85

Total Return(a):	3.62%
Ratios/Supplemental Data:
Net assets, end of year (000)	$9,760
Average net assets (000)	$10,601
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.48%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income	3.75%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended February 28/29,
2006	2005	2004	2003

$9.06	$9.31	$9.49	$9.09

.29	.29	.34	.41
(.14)	(.21)	(.18)	.40

.15	.08	.16	.81

(.32)	(.33)	(.34)	(.41)

$8.89	$9.06	$9.31	$9.49

1.71%	.90%	1.72%	9.20%

$11,597	$14,675	$23,572	$29,986
$13,109	$18,930	$27,705	$25,168

1.47%	1.45%	1.48%	1.44%
.72%	.70%	.73%	.69%
3.27%	3.59%	3.47%	4.17%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	41

Financial Highlights

Cont’d

Class R
Year Ended February 28, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$8.88

Income from investment operations:
Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	(.04)

Total from investment operations	.33

Less Distributions:
Dividends from net investment income	(.37)

Net asset value, end of period	$8.84

Total Return(b):	3.78%
Ratios/Supplemental Data:
Net assets, end of period (000)	$730
Average net assets (000)	$225
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.23%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income	3.96%

(a)	Commencement of operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c)	During the period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(d)	Figure is actual and not rounded to the nearest thousand.
(e)	Annualized.

See Notes to Financial Statements.

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Class R
Year Ended February 28, 2006	May 17, 2004(a) Through February 28, 2005

$9.05	$8.99

.32	.25
(.15)	.10

.17	.35

(.34)	(.29)

$8.88	$9.05

2.06%	3.89%

$2,585 (d)	$2,535	(d)
$2,562 (d)	$1,642	(d)

1.22%	1.20	%(e)
.72%	.70	%(e)
3.51%	4.01	%(e)

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	43

Financial Highlights

Cont’d

Class Z
Year Ended February 28, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.86

Income from investment operations:
Net investment income	.39
Net realized and unrealized gain (loss) on investment transactions	(.02)

Total from investment operations	.37

Less Distributions:
Dividends from net investment income	(.42)

Net asset value, end of year	$8.81

Total Return(a):	4.29%
Ratios/Supplemental Data:
Net assets, end of year (000)	$106,972
Average net assets (000)	$104,606
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.73%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income	4.50%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended February 28/29,
2006	2005	2004	2003

$9.02	$9.28	$9.46	$9.07

.36	.36	.41	.48
(.13)	(.22)	(.18)	.39

.23	.14	.23	.87

(.39)	(.40)	(.41)	(.48)

$8.86	$9.02	$9.28	$9.46

2.58%	1.54%	2.48%	9.79%

$98,073	$91,618	$78,619	$103,816
$92,789	$85,837	$97,237	$86,453

.72%	.70%	.73%	.69%
.72%	.70%	.73%	.69%
4.04%	4.36%	4.22%	4.95%

See Notes to Financial Statements.

Dryden Government Income Fund, Inc.	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Dryden Government Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Dryden Government Income Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 2003 were audited by another independent registered public accounting firm, whose report dated April 23, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2007

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Important Notice for Certain Shareholders

(Unaudited)

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 17.63% of the dividends paid by Dryden Government Income Fund, Inc. qualify for such deduction.

The Fund intends to designate 81.27% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099DIV or substitute forms as to federal tax status of the distributions received by you in calendar year 2007.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Dryden Government Income Fund, Inc.	47

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Government Income Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 66 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1993(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (63), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 143 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since

Dryden Government Income Fund, Inc.	49

February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract

50	Visit our website at www.jennisondryden.com

Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust (formerly American Skandia Trust), and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Government Income Fund, Inc.	51

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/07
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.65%	2.91%	4.98%	—
Class B	–1.72	2.98	4.77	—
Class C	2.62	3.39	4.93	—
Class R	3.78	N/A	N/A	3.49% (5/17/04)
Class Z	4.29	4.10	5.69	—

Average Annual Total Returns (Without Sales Charges) as of 2/28/07
	One Year	Five Years	Ten Years	Since Inception
Class A	4.03%	3.86%	5.47%	—
Class B	3.25	3.15	4.77	—
Class C	3.62	3.39	4.93	—
Class R	3.78	N/A	N/A	3.49% (5/17/04)
Class Z	4.29	4.10	5.69	—

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling us at (800) 225-1825. The maximum initial sales charge is 4.50% (Class A shares). The gross operating expenses are 1.03% for Class A, 1.73% for Class B and Class C, 1.48% for Class R, and 0.73% for Class Z.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Government Income Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Government Bond Index (T6 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 1997) and the account values at the end of the current fiscal year (February 28, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Government Bond Index is an unmanaged index of securities issued or backed by the U.S. government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how U.S. government bonds with such maturities have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of government securities funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2007, the Fund charged a maximum front-end sales charge of 4.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years, respectively, after the purchase and a 12b-1 fee of up to 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1%. Class R shares are not subject to a sales charge and are subject to a 12b-1 fee up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

Dryden Government Income Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance
Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary •
John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary •
Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Government Income Fund, Inc., Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Government Income Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PGVAX	PBGPX	PRICX	PGVAX	PGVZX
CUSIP	26243M103	26243M202	26243M301	26243M509	26243M400

MF128E    IFS-A132348    Ed. 04/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2007 and February 28, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $28,000 and $23,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $317,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

     (3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Government Income Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	April 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	April 23, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	April 23, 2007

*	Print the name and title of each signing officer under his or her signature.